UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 4, 2013

SUMMER ENERGY HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

001-35496	20-2722022
(Commission File Number)	(I.R.S. Employer Identification No.)

800 Bering Drive, Suite 260
Houston, Texas 77057
(Address of principal executive offices)

(713) 375-2790
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders.

The 2013 Annual Meeting of stockholders of Summer Energy Holdings, Inc. (the “Company”) was held at the Company’s headquarters at 800 Bering Drive, Suite 260, Houston, Texas 77057, at 9:30 a.m. Central Standard Time on Tuesday, June 4, 2013 (the “2013 Annual Meeting”).

At the 2013 Annual Meeting, the Company’s stockholders voted on four proposals:  (i) the election of two Class I directors, each to serve until the Company's 2016 annual meeting of stockholders, (ii) an advisory, non-binding resolution to approve our executive compensation as described in the Company’s Proxy Statement, (iii) an advisory, non-binding proposal with respect to the frequency that stockholders will vote on our executive compensation, and (iv) the ratification of the appointment of LBB & Associates Ltd., LLP to serve as the Company’s independent registered public accountants for the year ending December 31, 2013.  Only stockholders of record as of April 12, 2013 were entitled to notice of and to vote at the 2013 Annual Meeting. There were no broker non-votes with respect to any of the proposals voted on at the Annual Meeting.

(1) Election of Directors. A total of two Class I candidates were nominated for election to the Company’s Board of Directors (the “Nominees”).  The election was uncontested for both Nominees and, therefore, both were elected to serve as Class I directors of the Company until the Company's 2016 annual meeting of stockholders.

The following table sets forth the names of the Nominees and the respective numbers of votes cast for, and the respective numbers of votes withheld from, their election.

Nominee	Votes For	Votes Withheld
Jefferey Mace Meeks	8,223,540	0
Andrew Bursten	8,223,540	0

(2) Advisory, Non-binding Resolution to Approve Our Executive Compensation. At the 2013 Annual Meeting the Company’s stockholders also voted on an advisory, non-binding proposal on the compensation of the Company’s Named Executive Officers, or a “say-on-pay” proposal, as required by Section 14A of the Securities Exchange Act, which was added by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and by rules of the SEC.

Votes For	Votes Against	Abstentions
8,223,540	0	0

(3) Advisory, Non-binding Resolution to Approve the Frequency of Future Stockholder Votes on Executive Compensation. At the 2013 Annual Meeting the Company’s stockholders also voted an advisory, non-binding proposal on the frequency of stockholder votes on executive compensation, or a “say-on-frequency” proposal, as required by Section 14A of the Securities Exchange Act, which was added by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and by rules of the SEC. Stockholders voted for a frequency of say-on-pay votes of one, two, or three years, or could abstain from voting.

Votes for Every Year	Votes for Every Two Years	Votes for Every Three Years	Abstentions
200,000	20,000	8,003,540	0

(4) Ratification of Independent Registered Public Accountants. At the 2013 Annual Meeting the Company’s stockholders also voted on a proposal to ratify the appointment of LBB & Associates Ltd., LLP as the Company’s registered public accountants. The ratification of LBB & Associates Ltd., LLP was approved by the Company’s stockholders. The following table sets forth the respective numbers of votes cast for and against, and the number of shares abstaining from, the ratification of LBB & Associates Ltd., LLP as the Company’s independent auditors.

Votes For	Votes Against	Abstentions
8,350,940*	0	0

*Including 127,400 broker non-votes

The Company’s Proxy Statement for the Annual Meeting was filed with the Securities and Exchange Commission on April 19, 2013 and provides more information about these proposals and the vote required for approval of each of them.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 6, 2013
SUMMER ENERGY HOLDINGS, INC.

By:	/s/ Jaleea P. George
Jaleea P. George
Chief Financial Officer